[LOGO]

       PBHG Insurance Series Fund, Inc.
       Semi-Annual Report June 30, 1999



o  PBHG Growth II Portfolio
o  PBHG Technology & Communications Portfolio
o  PBHG Select 20 Portfolio
o  PBHG Large Cap Value Portfolio
o  PBHG Small Cap Value Portfolio

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio


Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Growth II Portfolio returned 25.11% for the six months ended June 30, 1999. This compares very favorably with the Russell Midcap Growth Index's return of 14.19%. Favorable sector weightings and stock selection were the two major factors that led to the large outperformance. The Portfolio's most heavily weighted sector, at nearly 40%, is technology. For the first half of the year, this sector contributed well over half of the Portfolio's positive performance and there has been broad strength among the holdings. Semiconductors, telecommunication equipment, internet services and contract manufacturing companies all participated in this rally due to robust expectations for first and second quarter earnings. The Portfolio's representation in software is small, due primarily to concerns over Year 2000 demand imbalances. The consumer cyclical sector, which comprises mostly retailers, was the next largest contributor to Portfolio performance in the first half. No one stock drove the overall performance, but again, strength was broad among holdings. Health care and business services were the only sectors to produce negative returns during the first half although their effect was minimal.

U.S. economic outlook continues to be positive by most measures. The GDP report for the first quarter of 1999 surprised everyone when it came in at a healthy 4.5%. At 4.3%, unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, according to the employment cost index, and productivity remains high. After a scare in May, the CPI number released in June was zero. At its June 30th Open Market Committee meeting, the Federal Reserve raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren year-to-date, the second quarter provided an environment in which small stocks beat mid-size stocks which beat large caps. Growth stocks, other than having a tough May, have led the market higher for the year across all capitalizations.

The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues are expected to cause more opportunities and more disappointments than in a typical year. The Fund will continue to be actively managed and repositioned as the evidence unfolds.

We continue to like the long-term prospects of the mid-cap growth companies we own. Superior technologies, services, balance sheets, business models and ability to execute are all characteristics commonly found in top quality growth companies that we believe contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with their recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

We thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Jeffrey A. Wrona, CFA
--------------------------
    Jeffrey A. Wrona, CFA
    Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

---------------------------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized
                                                                                                           Inception to
                                                6 Months(2)                   One Year                        Date(3)
---------------------------------------------------------------------------------------------------------------------------
PBHG Growth II Portfolio                           25.11%                      22.89%                         18.89%
---------------------------------------------------------------------------------------------------------------------------

      Comparison of the Change in the Value of a $10,000 Investment in the
       PBHG Growth II Portfolio, the Russell Midcap Growth Index and the
                          Lipper Mid-Cap Funds Average


                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:



         PBHG Growth II Portfolio   Russell Midcap Growth Index(4)     Lipper Mid-Cap Funds Average(5)
         ------------------------   ------------------------------     -------------------------------
4/97                10000                         10000                             10000
6/97                10450                         11198                             11411
9/97                11440                         12764                             13053
12/97               10750                         12412                             12627
3/98                11710                         13893                             14161
6/98                11841                         13886                             13959
9/98                 9320                         11568                             11453
12/98               11631                         14631                             14088
3/99                12461                         15131                             14109
6/99                14551                         16708                             15865


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The six month return has not been annualized.

(3) The PBHG Growth II Portfolio commenced operations on April 30, 1997.

(4) The Russell Midcap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


Dear Shareholder,

The PBHG Insurance Series Fund, Inc. - PBHG Technology & Communications Portfolio returned 47.38% for the six months ended June 30, 1999. This compares very favorably with the Soundview Technology Index's return of 32.11%. Favorable subsector weightings and stock selection are the two major factors that led to the large outperformance.

The most significant subsector changes to the Portfolio during the first half were large increases in the weightings of networking and telecommunication equipment stocks, semiconductors and internet holdings. The strong growth of the internet is driving both internet software and content companies, as well as companies providing the infrastructure for the internet. In addition, many semiconductor companies are benefiting from the growth of their telecommunication equipment customers. Software, services and semiconductor capital equipment companies declined as a percent of the Portfolio. Semiconductors, at just under 25% weighting, remain the largest subsector in the Portfolio.

By the end of the second quarter of 1999, the number of individual holdings in the Portfolio had increased to approximately 56 stocks compared with 39 at the end of the first quarter. While I normally prefer holding fewer stocks, this change reflects two factors. First, there are fewer broad themes in the market than there were in the first quarter. Although we are clearly still positive on semiconductors, we have turned more negative on the semiconductor capital equipment group due to lower DRAM prices. Internet stocks are now seeing volatility in both directions, rather than just going straight up. There are some smaller themes emerging, such as the growth in wireless communications and fiber channel storage systems, but these are mostly niche industries. As a result, we have broadened the Portfolio's exposure to different subsectors of technology, resulting in an increase in the number of stocks held.

Secondly, we may be getting very close to the widely anticipated demand-driven imbalances the Year 2000 could cause in the technology world. We think the third quarter will likely capture much of this impact from a stock price perspective. Therefore, we think it is prudent in this environment to spread that risk among more stocks and be willing to change course quickly as the evidence unfolds.

We thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Jeffrey A. Wrona, CFA
------------------------------
    Jeffrey A. Wrona, CFA
    Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio



---------------------------------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Annualized
                                                                                                               Inception to
                                                                   6 Months(2)            One Year                Date(3)
---------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio                           47.38%                73.51%                  38.59%
---------------------------------------------------------------------------------------------------------------------------


      Comparison of the Change in the Value of a $10,000 Investment in the PBHG Technology & Communications Portfolio, the Soundview Technology
            Index and the Lipper Science & Technology Funds Average


                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:



         PBHG Tech. & Communications Portfolio       Soundview Technology Index(4)      Lipper Science & Technology Funds Average(5)
         -------------------------------------       -----------------------------      --------------------------------------------
4/97                      10000                                 10000                                      10000
6/97                      10320                                 11368.62                                   11449
9/97                      12289                                 13895.36                                   13648
12/97                     10409                                 11333.15                                   11822
3/98                      11590                                 13051.64                                   13835
6/98                      11690                                 13322.46                                   14295
9/98                      10641                                 11570.39                                   12767
12/98                     13761                                 16128.54                                   18091
3/99                      17422                                 17821                                      21400
6/99                      20282                                 21307                                      24413


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The six month return has not been annualized.

(3) The PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.

(4) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Science & Technology Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio


Dear Shareholder,

The PBHG Insurance Series Fund, Inc. - PBHG Select 20 Portfolio returned 9.63% for the six months ended June 30, 1999, while the benchmark S&P 500 Index returned 12.38%.

Market and Performance Overview

The Fund outperformed the benchmark by 5 percentage points in the first quarter of 1999. Investors continued to favor large-cap growth stocks above all others in that quarter, although daily volatility became more pervasive in all parts of the equity market. This was evident in the monthly returns of the Portfolio, which ranged from -6.7% to +8.6%. The Portfolio underperformed its benchmark during April and May. In April, as the economic outlook for foreign economies improved, the domestic equity market began to favor cyclical companies, such as those in the basic materials, energy and transportation sectors. Typically, these are not the sectors with the highest growth rates. Thus, we had little to no exposure to them and our relative performance suffered and we underperformed the benchmark by over 7 percentage points. In May, some of the technology stocks that had served the Portfolio well in the past, such as Cisco Systems, faltered as worries about internet valuations led the stocks of many well-known technology companies down. While the Portfolio rebounded in June to outpace the S&P 500, the increase was insufficient to push the Portfolio ahead of that Index for the first half of the year. Nevertheless, we were encouraged by the market's movement back to high-growth stocks toward the end of the period.

As we reiterate often, we do not try to limit sector exposure in the Portfolio. Our primary goal is to invest in the best large-cap growth stocks we can identify, regardless of sector. This goal naturally leads us to overweight the technology sector, which consistently produces higher average expected growth rates than any other sector. Our weighting now stands around 40%. Overall, during the first six months of the year, the technology sector led the Portfolio's performance, due to strong performance during the first quarter. We are optimistic that this sector will continue to generate strong returns. The end-markets for technology products, such as cellular phones, communications equipment and internet access, should remain strong for the foreseeable future. We recently added to positions in several telecommunications companies because we believe they may be less effected than some other technology companies by potential Y2K order disruptions later in the year.

Our returns in the consumer sector, our second largest Portfolio weighting, also exceeded the returns of the benchmark. The strong performance was broad-based, coming from a diverse grouping of companies in the retail, consumer products and apparel industries. Though accounting for a weight of less than 10% in the Portfolio, our industrial sector was the second best contributor to returns year-to-date, due to a very strong performance by Applied Materials Inc. The healthcare sector turned in disappointing returns for the period. Our two holdings in this sector have experience disappointing stock performance in the face of healthy business fundamentals. In the services sector, we were hurt by our holding of Quintiles Transnational, a contract research organization that came under market scrutiny after a recent acquisition.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio


Investment Strategy

During the last six months, financial markets have spent a considerable amount of time worrying about the economy - not because of bad news, but because of too much good news. Unemployment is low, productivity is high, inflation is almost non-existent and growth continues. In May, financial markets finally got some bad news -- a high inflation report and the Federal Reserve's announced bias to tighten interest rates. By June, analysts were hard-pressed to find any sign of inflation and the Fed surprised (and pleased) many by adopting a neutral bias toward raising interest rates after a one-quarter percentage point increase.

While a lot can happen in the second half of the year, the U.S. economy still shows no willingness to halt its pattern of growth. At the end of last year, we did not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy, and an accommodating Federal Reserve. So far, that has been the case. If recent weeks are any indication, we are facing a promising environment for an earnings-focused investment strategy, such as ours. We also continue to believe that very high growth rate companies are among the better opportunities in a highly valued market.

On behalf of the Portfolio's management team, thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Gary L. Pilgrim, CFA
---------------------------
    Gary L. Pilgrim, CFA
    Lead Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio




---------------------------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Inception to
                                                         6 Months(2)                One Year                     Date(3)
---------------------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio                                    9.63%                    35.90%                      39.04%
---------------------------------------------------------------------------------------------------------------------------


      Comparison of the Change in the Value of a $10,000 Investment in the
              PBHG Select 20 Portfolio, the S&P 500 Index and the
                          Lipper Growth Funds Average


                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:


         PBHG Select 20 Portfolio          S&P 500 Index(4)        Lipper Growth Funds Average(5)
         ------------------------          ----------------        ------------------------------
9/97               10000                         10000                         10000
12/97              10050                         10287                          9878
3/98               11993                         11722                         11149
6/98               13176                         12109                         11352
9/98               12625                         11436                          9857
12/98              16334                         13872                         12091
3/99               17967                         13887                         12665
6/99               17908                         14866                         13561


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The six month return has not been annualized.

(3) The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(4) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Growth Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


Dear Shareholder:

The stock market turned in a strong performance in the first half of 1999. The PBHG Insurance Series Fund, Inc. - PBHG Large Cap Value Portfolio returned 9.25% versus a total return of 12.38% for the S&P 500 Index.

Market Overview

The economy continued to hum along in the first half of the year. GDP is strong, consumer confidence is high and unemployment is low. As a result, the consumer continues to buy, buy, buy. Housing starts continue at a robust pace, auto sales reached a new annualized high of 17 million vehicles and sales of luxury items (boats, jewelry) are very good.

Stock price performance in the first half of 1999 can be characterized as a "tale of two quarters". The first quarter was a continuation of "nifty fifty" dominance as large-cap growth stocks handily outpaced value stocks and small-cap stocks. As a result, the Portfolio underperformed the S&P 500 Index. But the stronger-than-expected economy led to a change in market leadership in the second quarter. Large-cap growth stocks passed the baton to the cyclical and value stocks, as value outperformed growth by a comfortable margin. The second quarter also brought a broadening in the market. In recent quarters, the largest companies of the S&P 500 contributed the lion's share of the return to the Index. This quarter, however, their contribution was much more muted. As a result, large-cap managers' returns were competitive with the S&P 500 Index and the Portfolio outperformed the S&P 500 Index. This second quarter outperformance, however, was not enough to put us ahead of the S&P 500 Index for the six months ended June 30, 1999.

The Portfolio's approach of focusing on value stocks with sound business fundamentals directed us toward consumer cyclical stocks in the first half. Auto, housing, retailing, and newspaper stocks all were trading at reasonable valuations and had extremely strong business fundamentals. Many of our holdings in these areas contributed nicely to the total return of your Portfolio.

Technology was another area that positively contributed to your Portfolio in the second quarter. Reasonably priced technology stocks, such as Computer Associates and Apple Computer, delivered better than expected earnings in the quarter, fueling healthy price gains for these shares.

Finally, high valuations and poor fundamentals caused us to stay away from the energy sector for the last twelve months. This underweighting was beneficial to Portfolio returns for most of that time period as energy stocks languished. However, in recent months energy stocks rebounded as oil prices rose. Particularly in the last quarter, our underweighting in the sector was a drag on performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

Investment Strategy

In late June, the Federal Reserve raised the discount rate by 25 basis points and adopted a neutral stance towards further interest rate changes. The market cheered this decision and took the major market averages to new highs. Although the Fed officially adopted a neutral stance, its commentary seemed to indicate continued concerns about inflation.

While the party continues, it bears noting that the yield on the 30-year long bond rose by over 80 basis points, from a low of 5.31% on February 17th to 6.16% in late June. During that time, the S&P 500 has risen by almost 15%, taking the averages and valuations to all-time highs. Interest rates and market averages rarely move in the same direction for long periods of time. Without a more constructive interest rate outlook, we believe it may be difficult for the markets to move much higher from current levels.

We continue to be favorably disposed to the consumer cyclical area, as earnings trends remain strong. Other areas with rising weights include energy, an area with improving fundamentals, and consumer staples, an area where we believe many companies are trading at attractive valuations.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.


Sincerely,



/s/ Raymond J. McCaffrey, CFA
--------------------------------
    Raymond J. McCaffrey, CFA
    Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio



---------------------------------------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               Inception to
                                                          6 Months(2)               One Year                      Date(3)
---------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value Portfolio                               9.25%                   30.89%                       31.08%
---------------------------------------------------------------------------------------------------------------------------


         Comparison of the Change in the Value of a $10,000 Investment in the PBHG Large Cap Value Portfolio, the S&P 500
               Index and the Lipper Growth & Income Funds Average


                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:



         PBHG Large Cap Value Portfolio         S&P 500 Index(4)         Lipper Growth & Income Funds Average(5)
10/97                 10000                           10000                              10000
12/97                 10441                           10643                              10444
3/98                  11641                           12127                              11666
6/98                  12021                           12527                              11694
9/98                  11117                           11281                              10240
12/98                 14406                           13684                              12061
3/99                  14427                           14368                              12298
6/99                  15739                           15381                              13409

(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The six month return has not been annualized.

(3) The PBHG Large Cap Value Portfolio commenced operations on October 28, 1997.

(4) The Standard & Poor's ("S&P") 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


Dear Shareholder:

The stock market turned in a strong performance in the first half of 1999. The PBHG Insurance Series Fund, Inc. -- PBHG Small Cap Value Portfolio returned 3.10% versus a total return of 9.28% for the Russell 2000 Index.

The 1st quarter of 1999 continued many of the trends that began in the 4th quarter of 1998. Large cap stocks outpaced smaller caps again with the S&P 500 returning +4.98% for the quarter vs. the Russell 2000 Index's return of (-5.43%) and the S&P MidCap 400 return of (-6.39%). Additionally market leadership was again provided by technology and internet companies. This was most pronounced in the small cap area where the Russell 2000 Growth index returned (-1.68%) for the quarter while the Russell 2000 Value Index lost (-9.69%) of its value during the quarter. To put the internet phenomena into perspective, Prudential securities calculated that internet companies represented 7.55% of the Russell 2000 Index as of May 31, 1999. This represented 52 internet companies which had an AVERAGE return in the first 5 months of the year of 61%. Some people find it difficult to believe that internet focused day traders are actually making money trading in and out of securities all day. We actually find it difficult to imagine anyone not making money on internet investing during this time-frame. Almost everything internet related went up -- regardless of quality, business plan or profitability.

The second quarter offered value investors a little redemption for their steadfast refusal to throw away all valuation parameters and invest in the "new paradigm" defining internet stocks. The quarter started out looking like more of the same as internet stocks continued to reach new highs, presumably based on the positive quarter end results that were expected to be announced in mid-April. As these results came in they were widely hailed as "meeting and beating" expectations. Unfortunately, these expectations did not include profitability for many of the highest fliers. Most internet stocks promptly gave back the 30-50% returns they had garnered in the first two weeks of the quarter in the subsequent two weeks.

The positive results of this seemingly fruitless exercise were twofold. First, the market learned that we could have an internet valuation correction without necessarily bringing down the broad market. The second outcome of the internet correction in late April was the increased interest in smaller stocks, especially those selling at more reasonable valuations. The Russell 2000 Value Index benchmark outperformed the Russell 2000 Growth Index benchmark in April and May (+12.5% vs. +10.6%). The last time the value benchmark had outperformed the growth benchmark for two consecutive months was August and September of 1998, when both benchmarks were down over 20%.

The Russell Indexes were reconstituted as of June 30, 1999. This was a bittersweet day for those of us benchmarking ourselves to the small-cap indexes created by Russell. On one hand, many of the internet stocks became mid/large-cap stocks and were no longer appropriate in a small-cap portfolio. On the other hand, for those of us that endured the year-to-date performance of such Russell 2000 Index contributors as CMGI (+328%), E-Trade (+241%) and Excite (+216%), we lose the chance to gain back relative performance vs. the Russell 2000 Index if these popular internet names continue their valuation contraction.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Funds, Inc.

Sincerely,


/s/ Jerome J. Heppelmann, CFA
-------------------------------
    Jerome J. Heppelmann, CFA
    Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio




---------------------------------------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Inception to
                                                          6 Months(2)                One Year                    Date(3)
---------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio                               3.10%                     4.05%                       11.45%
---------------------------------------------------------------------------------------------------------------------------


      Comparison of the Change in the Value of a $10,000 Investment in the
             PBHG Small Cap Value Portfolio the Russell 2000 Index
                     and the Lipper Small Cap Funds Average


                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:



         PBHG Small Cap Value Portfolio         Russell 2000 Index(4)          Lipper Small Cap Funds Average(5)
         ------------------------------         ---------------------          ---------------------------------
10/97                 10000                             10000                                10000
12/97                 10427                             10109                                 9940
3/98                  11889                             11125                                11032
6/98                  11462                             10605                                10579
9/98                   9187                              8470                                 8313
12/98                 11568                              9852                                 9904
3/99                  10013                              9318                                 9322
6/99                  11926                             10766                                10773


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The six month return has not been annualized.

(3) The PBHG Small Cap Value Portfolio commenced operations on October 28, 1997.

(4) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the Funds in the Index with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO  -------------------------------------------------------------------------
       PBHG Growth II Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- 86.6%
CONSUMER CYCLICAL -- 13.8%
AUDIO/VIDEO PRODUCTS -- 1.9%
Gemstar International Group*                       8,400     $   548
--------------------------------------------------------------------
                                                                 548
--------------------------------------------------------------------
CABLE TELEVISION -- 0.8%
Adelphia Communications, Cl A*                     3,500         223
--------------------------------------------------------------------
                                                                 223
--------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.8%
Cinar, Cl B*                                       9,400         230
--------------------------------------------------------------------
                                                                 230
--------------------------------------------------------------------
RESORTS/THEME PARKS -- 2.3%
Premier Parks*                                    18,700         687
--------------------------------------------------------------------
                                                                 687
--------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.0%
American Eagle Outfitters*                        12,800         582
Ann Taylor Stores*                                 6,900         311
--------------------------------------------------------------------
                                                                 893
--------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 3.3%
Circuit City Stores                                5,800         539
Tandy                                              8,900         435
--------------------------------------------------------------------
                                                                 974
--------------------------------------------------------------------
RETAIL-JEWELRY -- 1.0%
Tiffany & Company                                  3,000         290
--------------------------------------------------------------------
                                                                 290
--------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.7%
Staples*                                           6,211         192
--------------------------------------------------------------------
                                                                 192
--------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $3,377)                          4,037
--------------------------------------------------------------------
ENERGY -- 1.6%
OIL & GAS DRILLING -- 1.6%
Diamond Offshore Drilling                         16,800         477
--------------------------------------------------------------------
                                                                 477
--------------------------------------------------------------------
TOTAL ENERGY (COST $490)                                         477
--------------------------------------------------------------------
FINANCIAL -- 5.5%
FINANCE-CREDIT CARD -- 3.0%
Capital One Financial                              9,900         552
Providian Financial                                3,500         327
--------------------------------------------------------------------
                                                                 879
--------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.0%
Schwab, Charles                                    2,550         280
--------------------------------------------------------------------
                                                                 280
--------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.5%
Heller Financial                                  15,800         439
--------------------------------------------------------------------
                                                                 439
--------------------------------------------------------------------
TOTAL FINANCIAL (COST $1,339)                                  1,598
--------------------------------------------------------------------
HEALTH CARE -- 8.2%
MEDICAL LASER SYSTEMS -- 1.9%
Visx*                                              6,900         546
--------------------------------------------------------------------
                                                                 546
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
MEDICAL PRODUCTS -- 2.0%
Minimed*                                           7,600     $   585
--------------------------------------------------------------------
                                                                 585
--------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Immunex*                                           3,000         382
--------------------------------------------------------------------
                                                                 382
--------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Medimmune*                                         9,400         637
--------------------------------------------------------------------
                                                                 637
--------------------------------------------------------------------
PHARMACY SERVICES -- 0.8%
Express Scripts, Cl A*                             4,000         241
--------------------------------------------------------------------
                                                                 241
--------------------------------------------------------------------
TOTAL HEALTH CARE (COST $2,263)                                2,391
--------------------------------------------------------------------
INDUSTRIAL -- 10.4%
CIRCUIT BOARDS -- 2.4%
Sanmina*                                           9,400         713
--------------------------------------------------------------------
                                                                 713
--------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.9%
Corning                                            4,400         308
Danaher                                            4,300         250
--------------------------------------------------------------------
                                                                 558
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.8%
Gentex*                                           18,700         524
--------------------------------------------------------------------
                                                                 524
--------------------------------------------------------------------
ELECTRONICS-MILITARY -- 2.2%
L-3 Communications*                               13,300         643
--------------------------------------------------------------------
                                                                 643
--------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.7%
Mettler-Toledo International*                     20,200         501
--------------------------------------------------------------------
                                                                 501
--------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
Waters*                                            2,200         117
--------------------------------------------------------------------
                                                                 117
--------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $2,752)                                 3,056
--------------------------------------------------------------------
SERVICES -- 8.3%
ADVERTISING AGENCIES -- 2.2%
Omnicom Group                                      3,000         240
Snyder Communications*                            12,800         419
--------------------------------------------------------------------
                                                                 659
--------------------------------------------------------------------
ADVERTISING SALES -- 4.5%
Lamar Advertising*                                12,800         525
Outdoor Systems*                                  22,200         810
--------------------------------------------------------------------
                                                               1,335
--------------------------------------------------------------------
COMPUTER SERVICES -- 0.6%
Sapient*                                           3,000         170
--------------------------------------------------------------------
                                                                 170
--------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.0%
United Rentals*                                    9,500         280
--------------------------------------------------------------------
                                                                 280
--------------------------------------------------------------------
TOTAL SERVICES (COST $2,311)                                   2,444
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- 38.8%
APPLICATIONS SOFTWARE -- 1.1%
I2 Technologies*                                   7,400     $   318
--------------------------------------------------------------------
                                                                 318
--------------------------------------------------------------------
CIRCUITS -- 1.6%
Celestica*                                         4,400         191
Maxim Integrated Products*                         4,400         292
--------------------------------------------------------------------
                                                                 483
--------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.9%
Check Point Software Technologies*                 4,900         263
--------------------------------------------------------------------
                                                                 263
--------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.0%
ASM Lithography Holdings*                          9,900         588
--------------------------------------------------------------------
                                                                 588
--------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%
Veritas Software*                                  1,500         142
--------------------------------------------------------------------
                                                                 142
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 12.7%
Atmel*                                            10,800         283
Broadcom, Cl A*                                    5,000         722
Conexant Systems*                                  6,400         372
LSI Logic*                                        11,300         521
MIPS Technologies, Cl A*                          13,800         662
QLogic*                                            3,600         475
Xilinx*                                           12,300         704
--------------------------------------------------------------------
                                                               3,739
--------------------------------------------------------------------
FIBER OPTICS -- 1.6%
Ciena*                                             8,400         254
Metromedia Fiber Network, Cl A*                    6,400         230
--------------------------------------------------------------------
                                                                 484
--------------------------------------------------------------------
INTERNET CONTENT -- 4.6%
Infospace.com*                                     6,400         300
Inktomi*                                           5,700         750
Network Solutions*                                 3,900         309
--------------------------------------------------------------------
                                                               1,359
--------------------------------------------------------------------
INTERNET SOFTWARE -- 5.4%
Abovenet Communications*                           7,900         319
Lycos*                                             5,400         496
PSINet*                                            9,900         433
Verio*                                             4,900         341
--------------------------------------------------------------------
                                                               1,589
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                 Shares/
                                                  Face       Market
                                                 Amount       Value
Description                                       (000)       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
NETWORK SOFTWARE -- 1.4%
Newbridge Networks*                               14,300     $   411
--------------------------------------------------------------------
                                                                 411
--------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.9%
Emulex*                                            4,900         545
--------------------------------------------------------------------
                                                                 545
--------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 3.1%
Commscope*                                         9,400         289
Excel Switching*                                  13,300         398
General Instrument*                                4,900         208
--------------------------------------------------------------------
                                                                 895
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.1%
Qwest Communications*                              9,400         311
--------------------------------------------------------------------
                                                                 311
--------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.9%
Powerwave Technology*                              7,900         255
--------------------------------------------------------------------
                                                                 255
--------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $8,909)                                11,382
--------------------------------------------------------------------
TOTAL COMMON STOCK (COST $21,441)                             25,385
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.0%
Morgan Agency
 4.73%, dated 06/30/99, matures 07/01/99,
 repurchase price $5,858,844 (collateralized
 by U.S. Government Obligations: total
 market value $6,060,767)(A)                     $ 5,858       5,858
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $5,858)                       5,858
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.6% (COST $27,299)                    31,243
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.6%)
Payable for securities purchased                              (2,289)
Other assets and liabilities                                     364
--------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                       (1,925)
--------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares -
 $0.001 par value) based on 2,014,531
 outstanding shares of common stock                           23,071
Accumulated net investment loss                                  (71)
Accumulated net realized gain on investments                   2,374
Net unrealized appreciation on investments                     3,944
--------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                    29,318
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                             $ 14.55
--------------------------------------------------------------------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO  -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

--------------------------------------------------------------------
                                                             Market
                                                             Value
Description                                     Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- 92.3%
INDUSTRIAL -- 5.8%
CIRCUIT BOARDS -- 3.0%
Sanmina*                                        104,100     $  7,899
--------------------------------------------------------------------
                                                               7,899
--------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
Corning                                          50,200        3,520
--------------------------------------------------------------------
                                                               3,520
--------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
Teradyne*                                        14,300        1,026
--------------------------------------------------------------------
                                                               1,026
--------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.1%
Uniphase*                                        18,000        2,988
--------------------------------------------------------------------
                                                               2,988
--------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $12,676)                               15,433
--------------------------------------------------------------------
SERVICES -- 2.7%
TELEPHONE-LONG DISTANCE -- 2.7%
MCI Worldcom*                                    84,600        7,281
--------------------------------------------------------------------
                                                               7,281
--------------------------------------------------------------------
TOTAL SERVICES (COST $7,327)                                   7,281
--------------------------------------------------------------------
TECHNOLOGY -- 81.2%
CELLULAR TELECOMMUNICATIONS -- 1.1%
Nextel Communications, Cl A*                     57,200        2,871
--------------------------------------------------------------------
                                                               2,871
--------------------------------------------------------------------
CIRCUITS -- 1.0%
Maxim Integrated Products*                       41,600        2,766
--------------------------------------------------------------------
                                                               2,766
--------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.4%
Check Point Software Technologies*               70,100        3,759
--------------------------------------------------------------------
                                                               3,759
--------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.3%
Microsoft*                                       28,500        2,570
Oracle*                                         165,800        6,155
--------------------------------------------------------------------
                                                               8,725
--------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.0%
ASM Lithography Holdings*                        91,500        5,433
--------------------------------------------------------------------
                                                               5,433
--------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.0%
EMC*                                             95,000        5,225
Veritas Software*                                30,000        2,848
--------------------------------------------------------------------
                                                               8,073
-------------------------------------------------------------------
COMPUTERS-MICRO -- 4.0%
Hewlett Packard                                  36,300        3,648
IBM                                              54,100        6,992
--------------------------------------------------------------------
                                                              10,640
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 24.8%
Broadcom, Cl A*                                  61,600        8,905
Conexant Systems*                                30,500        1,771

--------------------------------------------------------------------
                                                             Market
                                                             Value
Description                                     Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
Globespan Semiconductor*                         16,700     $    664
LSI Logic*                                      280,900       12,957
MIPS Technologies, Cl A*                         65,700        3,149
Motorola                                        122,300       11,588
QLogic*                                          30,600        4,039
STMicroelectronics*                              37,400        2,595
Texas Instruments                                28,500        4,133
Transwitch*                                      43,200        2,047
Xilinx*                                         255,200       14,609
--------------------------------------------------------------------
                                                              66,457
--------------------------------------------------------------------
FIBER OPTICS -- 1.7%
Ciena*                                          154,400        4,661
--------------------------------------------------------------------
                                                               4,661
--------------------------------------------------------------------
INTERNET CONTENT -- 5.7%
Infospace.com*                                   67,500        3,173
Inktomi*                                         55,500        7,298
Network Solutions*                               44,000        3,482
Yahoo*                                            7,500        1,292
--------------------------------------------------------------------
                                                              15,245
--------------------------------------------------------------------
INTERNET SOFTWARE -- 10.9%
Abovenet Communications*                         71,700        2,895
America Online*                                  33,600        3,713
Concentric Network*                              82,600        3,283
Lycos*                                           66,700        6,128
PSINet*                                         122,700        5,368
USinternetworking*                               35,000        1,470
Verio*                                           90,600        6,297
--------------------------------------------------------------------
                                                              29,154
--------------------------------------------------------------------
NETWORK SOFTWARE -- 2.6%
Newbridge Networks*                             239,900        6,897
--------------------------------------------------------------------
                                                               6,897
--------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.1%
Cisco Systems*                                  146,900        9,465
Emulex*                                          62,800        6,983
--------------------------------------------------------------------
                                                              16,448
--------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 9.9%
ADC Telecommunications*                          29,900        1,362
Audiocodes Limited*                              40,000        1,080
Excel Switching*                                 52,700        1,578
General Instrument*                              57,500        2,444
Lucent Technologies                              52,700        3,554
Nokia ADR, Cl A                                  29,200        2,674
Nortel Networks                                  42,900        3,724
Qualcomm*                                        46,400        6,658
Tellabs*                                         53,100        3,588
--------------------------------------------------------------------
                                                              26,662
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.7%
Amdocs Limited*                                 101,400        2,307
Global Crossing Limited*                         16,374          698
Level 3 Communications*                          49,300        2,961
Qwest Communications International*             118,000        3,901
--------------------------------------------------------------------
                                                               9,867
--------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $174,463)                             217,658
--------------------------------------------------------------------

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Technology & Communications Portfolio

--------------------------------------------------------------------
                                                Shares/
                                                 Face        Market
                                                Amount       Value
Description                                      (000)       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
UTILITIES -- 2.6%
TELEPHONE-INTEGRATED -- 2.6%
AT&T                                            125,400     $  6,999
--------------------------------------------------------------------
                                                               6,999
--------------------------------------------------------------------
TOTAL UTILITIES (COST $7,510)                                  6,999
--------------------------------------------------------------------
TOTAL COMMON STOCK (COST $201,976)                           247,371
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.1%
Morgan Agency
 4.73%, dated 06/30/99, matures 07/01/99,
 repurchase price $27,106,741
 (collateralized by
 U.S. Government Obligations: total market
 value $28,105,200)(A)                          $27,103       27,103
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $27,103)                     27,103
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.3% (COST $229,079)                  274,474
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.3%)
Other Assets and Liabilities, Net                             (6,317)
--------------------------------------------------------------------
NET ASSETS
 Paid-in-capital (authorized 500 million
 shares -
 $0.001 par value) based on 13,224,436
 outstanding shares of common stock                          216,796
Accumulated net investment loss                                 (298)
Accumulated net realized gain on
 investments                                                   6,264
Net unrealized appreciation on investments                    45,395
--------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                   268,157
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                            $  20.28
--------------------------------------------------------------------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Select 20 Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

--------------------------------------------------------------------
                                                             Market
                                                             Value
Description                                     Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- 84.7%
CONSUMER CYCLICAL -- 25.1%
AUDIO/VIDEO PRODUCTS -- 5.6%
Gemstar International Group*                    354,300     $ 23,118
--------------------------------------------------------------------
                                                              23,118
--------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 6.3%
Clear Channel Communications*                   274,400       18,916
Fox Entertainment Group, Cl A*                  260,700        7,023
--------------------------------------------------------------------
                                                              25,939
--------------------------------------------------------------------
CRUISE LINES -- 3.9%
Carnival                                        333,400       16,170
--------------------------------------------------------------------
                                                              16,170
--------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 4.3%
Home Depot                                      276,500       17,817
--------------------------------------------------------------------
                                                              17,817
--------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 5.0%
Staples*                                        675,750       20,906
--------------------------------------------------------------------
                                                              20,906
--------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $81,097)                       103,950
--------------------------------------------------------------------
HEALTH CARE -- 7.6%
MEDICAL INSTRUMENTS -- 3.5%
Guidant                                         281,500       14,480
--------------------------------------------------------------------
                                                              14,480
--------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 4.1%
Cardinal Health                                 262,500       16,832
--------------------------------------------------------------------
                                                              16,832
--------------------------------------------------------------------
TOTAL HEALTH CARE (COST $27,534)                              31,312
--------------------------------------------------------------------
INDUSTRIAL -- 8.4%
LASERS-SYSTEMS/COMPONENTS -- 4.1%
Uniphase*                                       102,300       16,982
--------------------------------------------------------------------
                                                              16,982
--------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 4.3%
Applied Materials*                              241,100       17,811
--------------------------------------------------------------------
                                                              17,811
--------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $29,772)                               34,793
--------------------------------------------------------------------
SERVICES -- 8.3%
COMMERCIAL SERVICES -- 3.8%
Quintiles Transnational*                        372,000       15,624
--------------------------------------------------------------------
                                                              15,624
--------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 4.5%
MCI Worldcom*                                   215,900       18,581
--------------------------------------------------------------------
                                                              18,581
--------------------------------------------------------------------
TOTAL SERVICES (COST $26,921)                                 34,205
--------------------------------------------------------------------
TECHNOLOGY -- 35.3%
COMPUTER SOFTWARE -- 7.3%
Compuware*                                      411,000       13,075

--------------------------------------------------------------------
                                               Shares/
                                                 Face        Market
                                                Amount       Value
Description                                     (000)        (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
Microsoft*                                      191,100     $ 17,235
--------------------------------------------------------------------
                                                              30,310
--------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.1%
EMC*                                            235,800       12,969
--------------------------------------------------------------------
                                                              12,969
--------------------------------------------------------------------
COMPUTERS-MICRO -- 3.6%
Sun Microsystems*                               218,200       15,029
--------------------------------------------------------------------
                                                              15,029
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
Motorola*                                       132,900       12,592
--------------------------------------------------------------------
                                                              12,592
--------------------------------------------------------------------
INTERNET -- 2.7%
America Online*                                 102,900       11,370
--------------------------------------------------------------------
                                                              11,370
--------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.4%
Cisco Systems*                                  409,800       26,406
--------------------------------------------------------------------
                                                              26,406
--------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.1%
Lucent Technologies                             122,700        8,275
Nokia ADR, Cl A                                 141,400       12,947
--------------------------------------------------------------------
                                                              21,222
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.1%
Frontier                                        140,300        8,278
Global Crossing Limited*                        202,366        8,626
--------------------------------------------------------------------
                                                              16,904
--------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $103,517)                             146,802
--------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $268,841)                          351,062
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.4%
Greenwich Agency
 4.78%, dated 06/30/99, matures 07/01/99,
 repurchase price $18,002,357
 (collateralized by U.S. Government
 Obligations: total market value
 $18,363,004)(A)                               $ 18,000       18,000
JP Morgan
 4.78%, dated 06/30/99, matures 07/01/99,
 repurchase price $18,229,806
 (collateralized by U.S. Government
 Obligations: total market value
 $18,591,968)(A)                                 18,228       18,228
Morgan Agency
 4.78%, dated 06/30/99, matures 07/01/99,
 repurchase price $18,002,357
 (collateralized by U.S. Government
 Obligations: total market value
 $18,381,109)(A)                                 18,000       18,000
Lehman
 4.78%, dated 06/30/99, matures 07/01/99,
 repurchase price $5,261,859
 (collateralized by U.S. Government
 Obligations: total market value
 $5,382,486)(A)                                   5,261        5,261
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $59,489)                     59,489
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio

--------------------------------------------------------------------
                                                             Market
                                                             Value
Description                                                  (000)
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1% (COST $328,330)                   410,551
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Other Assets and Liabilities, Net                              3,911
--------------------------------------------------------------------
NET ASSETS
Fund shares of PBHG class (authorized 500
 million shares -- $0.001 par value) based
 on 23,196,018 outstanding shares of common
 stock                                                       315,198
Accumulated net investment loss                                 (834)
Accumulated net realized gain on investments                  17,877
Net unrealized appreciation on investments                    82,221
--------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                   414,462
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                            $  17.87
--------------------------------------------------------------------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of June 30, 1999 (unaudited)

--------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------
COMMON STOCK -- 98.0%
BASIC MATERIALS -- 1.0%
PAPER & RELATED PRODUCTS -- 1.0%
Willamette Industries                               9,400     $  433
--------------------------------------------------------------------
                                                                 433
--------------------------------------------------------------------
TOTAL BASIC MATERIALS (COST $419)                                433
--------------------------------------------------------------------
CONSUMER CYCLICAL -- 12.5%
AUTO-CARS/LIGHT TRUCKS -- 6.2%
Ford Motor                                         20,600      1,163
General Motors                                     24,700      1,630
--------------------------------------------------------------------
                                                               2,793
--------------------------------------------------------------------
CASINO HOTELS -- 2.3%
Harrah's Entertainment*                            26,700        587
Mandalay Resort Group*                             21,100        446
--------------------------------------------------------------------
                                                               1,033
--------------------------------------------------------------------
MULTIMEDIA -- 1.0%
Gannett                                             6,400        457
--------------------------------------------------------------------
                                                                 457
--------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.3%
Knight Ridder                                       2,100        115
--------------------------------------------------------------------
                                                                 115
--------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.7%
Tricon Global Restaurants*                         22,400      1,213
--------------------------------------------------------------------
                                                               1,213
--------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $5,400)                          5,611
--------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 15.5%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.0%
Clorox                                              4,400        470
--------------------------------------------------------------------
                                                                 470
--------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.5%
Kimberly-Clark                                     11,500        656
--------------------------------------------------------------------
                                                                 656
--------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 7.0%
Bestfoods                                          17,800        881
Heinz H J                                           7,500        376
Kellogg                                            57,800      1,907
--------------------------------------------------------------------
                                                               3,164
--------------------------------------------------------------------
FOOD-RETAIL -- 3.5%
Kroger*                                            31,600        883
Safeway*                                           14,100        698
--------------------------------------------------------------------
                                                               1,581
--------------------------------------------------------------------
TOBACCO -- 2.5%
Philip Morris                                      27,700      1,113
--------------------------------------------------------------------
                                                               1,113
--------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $6,872)                      6,984
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
ENERGY -- 6.7%
OIL COMPANIES-INTEGRATED -- 6.7%
BP Amoco PLC ADR                                    8,100     $  879
Royal Dutch Petroleum                              14,900        898
Unocal                                             31,100      1,232
--------------------------------------------------------------------
                                                               3,009
--------------------------------------------------------------------
TOTAL ENERGY (COST $3,048)                                     3,009
--------------------------------------------------------------------
FINANCIAL -- 19.0%
COMMERCIAL BANKS-SOUTHERN US -- 2.0%
Amsouth Bancorporation                             38,100        883
--------------------------------------------------------------------
                                                                 883
--------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
Citigroup                                          19,000        903
--------------------------------------------------------------------
                                                                 903
--------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 5.3%
Fannie Mae                                         16,900      1,155
Federal Home Loan Mortgage Company                 21,200      1,230
--------------------------------------------------------------------
                                                               2,385
--------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.6%
Hartford Life, Cl A                                 9,400        494
Jefferson-Pilot                                    10,300        682
--------------------------------------------------------------------
                                                               1,176
--------------------------------------------------------------------
MONEY CENTER BANKS -- 5.3%
Bank of America                                     3,800        279
Chase Manhattan                                    21,200      1,836
Morgan J.P. & Company                               2,100        295
--------------------------------------------------------------------
                                                               2,410
--------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.3%
American International Group                        1,100        129
--------------------------------------------------------------------
                                                                 129
--------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.5%
Bank One                                           11,600        691
--------------------------------------------------------------------
                                                                 691
--------------------------------------------------------------------
TOTAL FINANCIAL (COST $8,117)                                  8,577
--------------------------------------------------------------------
HEALTH CARE -- 5.8%
DISPOSABLE MEDICAL PRODUCTS -- 1.5%
Bard C.R.                                          14,600        698
--------------------------------------------------------------------
                                                                 698
--------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Johnson & Johnson                                  11,800      1,156
--------------------------------------------------------------------
                                                               1,156
--------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Schering-Plough                                     5,900        313
--------------------------------------------------------------------
                                                                 313
--------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 1.0%
Amerisource Health, Cl A*                          17,200        439
--------------------------------------------------------------------
                                                                 439
--------------------------------------------------------------------
TOTAL HEALTH CARE (COST $2,527)                                2,606
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

--------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
INDUSTRIAL -- 9.5%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.9%
General Dynamics                                   19,300     $1,322
--------------------------------------------------------------------
                                                               1,322
--------------------------------------------------------------------
BUILDING PRODUCERS-AIR & HEATING -- 0.9%
American Standard*                                  8,900        427
--------------------------------------------------------------------
                                                                 427
--------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.9%
Tenneco                                            36,300        867
Textron                                            10,700        881
--------------------------------------------------------------------
                                                               1,748
--------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.8%
Waste Management                                   15,000        806
--------------------------------------------------------------------
                                                                 806
--------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $4,497)                                 4,303
--------------------------------------------------------------------
SERVICES -- 3.3%
RENTAL AUTO/EQUIPMENT -- 1.1%
Hertz, CL A                                         7,800        484
--------------------------------------------------------------------
                                                                 484
--------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 2.2%
MCI Worldcom*                                      11,800      1,015
--------------------------------------------------------------------
                                                               1,015
--------------------------------------------------------------------
TOTAL SERVICES (COST $1,506)                                   1,499
--------------------------------------------------------------------
TECHNOLOGY -- 9.0%
COMPUTERS-MICRO -- 4.2%
Hewlett Packard                                     8,900        895
IBM                                                 7,500        969
--------------------------------------------------------------------
                                                               1,864
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Intel                                              11,600        690
--------------------------------------------------------------------
                                                                 690
--------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 3.3%
General Instrument*                                35,000      1,488
--------------------------------------------------------------------
                                                               1,488
--------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $3,718)                                 4,042
--------------------------------------------------------------------
TRANSPORTATION -- 0.5%
TRANSPORTATION-AIR FREIGHT -- 0.5%
FDX*                                                4,100        221
--------------------------------------------------------------------
                                                                 221
--------------------------------------------------------------------
TOTAL TRANSPORTATION (COST $203)                                 221
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                   Shares/
                                                    Face      Market
                                                   Amount     Value
Description                                        (000)      (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
UTILITIES -- 15.2%
ELECTRIC-INTEGRATED -- 4.6%
Duke Energy                                        19,800     $1,077
Florida Progress                                    8,200        339
Peco Energy                                        15,500        649
--------------------------------------------------------------------
                                                               2,065
--------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 6.6%
Centurytel                                         38,900      1,546
GTE                                                 9,300        704
SBC Communications                                 12,200        708
--------------------------------------------------------------------
                                                               2,958
--------------------------------------------------------------------
TELEPHONE-LOCAL -- 4.0%
Bellsouth                                          19,900        933
US West Communications                             15,000        881
--------------------------------------------------------------------
                                                               1,814
--------------------------------------------------------------------
TOTAL UTILITIES (COST $6,713)                                  6,837
--------------------------------------------------------------------
TOTAL COMMON STOCK (COST $43,020)                             44,122
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
Morgan Treasury
 4.50%, dated 06/30/99, matures 07/01/99
 repurchase price $1,476,186 (collateralized
 by U.S. Government Obligations: total
 market value:
 $1,513,051)(A)                                    $1,476      1,476
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $1,476)                       1,476
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.3% (COST $44,496)                    45,598
--------------------------------------------------------------------

Percentages indicated are based on net assets of $45,006,110

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class



The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- 97.6%
BASIC MATERIALS -- 4.8%
CHEMICALS-PLASTICS -- 2.5%
GEON                                              22,700     $   732
Hanna                                             31,300         514
--------------------------------------------------------------------
                                                               1,246
--------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.3%
Cytec Industries*                                 13,400         427
W.R. Grace & Company*                             12,100         222
--------------------------------------------------------------------
                                                                 649
--------------------------------------------------------------------
METAL-ALUMINUM -- 0.2%
Commonwealth Industries                            8,700         109
--------------------------------------------------------------------
                                                                 109
--------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.8%
Caraustar Industries                              11,000         272
Wausau-Mosinee Paper                               7,500         135
--------------------------------------------------------------------
                                                                 407
--------------------------------------------------------------------
TOTAL BASIC MATERIALS (COST $2,363)                            2,411
--------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.1%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.6%
Delco Remy International*                         18,400         201
Tower Automotive*                                  3,800          97
--------------------------------------------------------------------
                                                                 298
--------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.3%
Standard Motor Products                            5,800         142
--------------------------------------------------------------------
                                                                 142
--------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
Pulte                                             10,700         247
--------------------------------------------------------------------
                                                                 247
--------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Owens & Minor Holdings                            32,600         359
--------------------------------------------------------------------
                                                                 359
--------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.4%
Acclaim Entertainment*                            28,500         182
--------------------------------------------------------------------
                                                                 182
--------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 2.1%
Stride Rite                                      100,000       1,031
--------------------------------------------------------------------
                                                               1,031
--------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.2%
Scholastic                                        12,000         608
--------------------------------------------------------------------
                                                                 608
--------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.1%
J Baker & Company*                                 6,900          60
--------------------------------------------------------------------
                                                                  60
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
RETAIL-CONSUMER ELECTRONICS -- 1.8%
Tweeter Home Entertainment Group*                 23,400     $   918
--------------------------------------------------------------------
                                                                 918
--------------------------------------------------------------------
RETAIL-CONVENIENCE STORES -- 0.8%
Casey's General Stores                            28,000         420
--------------------------------------------------------------------
                                                                 420
--------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.8%
Pier 1 Imports                                    34,400         387
--------------------------------------------------------------------
                                                                 387
--------------------------------------------------------------------
RETAIL-JEWELRY -- 0.1%
Friedman's, Cl A                                   3,400          30
--------------------------------------------------------------------
                                                                  30
--------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.1%
Micro Warehouse*                                  30,300         542
--------------------------------------------------------------------
                                                                 542
--------------------------------------------------------------------
RETAIL-PET FOOD -- 0.5%
Petco Animal Supplies*                            17,000         268
--------------------------------------------------------------------
                                                                 268
--------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.1%
Buffets*                                          40,300         463
Ruby Tuesday                                      30,000         569
--------------------------------------------------------------------
                                                               1,032
--------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $6,011)                          6,524
--------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 9.5%
BEVERAGES-WINE/SPIRITS -- 0.6%
Beringer Wines Estates, Cl B*                      7,200         301
--------------------------------------------------------------------
                                                                 301
--------------------------------------------------------------------
BREWERY -- 2.4%
Coors Adolph, Cl B                                23,600       1,168
--------------------------------------------------------------------
                                                               1,168
--------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.1%
Playtex Products*                                 35,300         549
--------------------------------------------------------------------
                                                                 549
--------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.6%
Alberto-Culver, Cl B                              11,000         293
--------------------------------------------------------------------
                                                                 293
--------------------------------------------------------------------
FOOD-BAKING -- 0.6%
Earthgrains                                       12,100         312
--------------------------------------------------------------------
                                                                 312
--------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.2%
Aurora Foods*                                     72,600       1,271
International Home Foods*                         31,400         579
Universal Foods                                   11,400         241
--------------------------------------------------------------------
                                                               2,091
--------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,407)                      4,714
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
ENERGY -- 4.2%
OIL & GAS DRILLING -- 0.5%
Marine Drilling*                                  18,000     $   246
--------------------------------------------------------------------
                                                                 246
--------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
Devon Energy                                       9,300         332
Evergreen Resources*                              10,600         267
Newfield Exploration*                             12,500         355
--------------------------------------------------------------------
                                                                 954
--------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%
Core Labs N.V.*                                   18,000         251
--------------------------------------------------------------------
                                                                 251
--------------------------------------------------------------------
PIPELINES -- 1.3%
K N Energy                                        50,000         669
--------------------------------------------------------------------
                                                                 669
--------------------------------------------------------------------
TOTAL ENERGY (COST $1,984)                                     2,120
--------------------------------------------------------------------
FINANCIAL -- 15.5%
COMMERCIAL BANKS-EASTERN US -- 0.7%
Commercial Bank of New York                        6,600          81
Valley National Bancorp                            9,345         269
--------------------------------------------------------------------
                                                                 350
--------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 1.3%
Southwest Bancorp of Texas*                       36,200         652
--------------------------------------------------------------------
                                                                 652
--------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.4%
Bancwest                                          22,600         839
Pacific Bank                                      19,000         362
Pacific Century Financial                          6,100         132
Westamerica Bancorporation                        10,000         365
--------------------------------------------------------------------
                                                               1,698
--------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.1%
Legg Mason                                        12,200         470
National Discount Brokers*                        10,000         580
--------------------------------------------------------------------
                                                               1,050
--------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.5%
Financial Securities Assurance                    14,600         759
--------------------------------------------------------------------
                                                                 759
--------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE -- 0.8%
Affiliated Managers Group*                         3,900         118
Federated Investors, Cl B                         14,000         251
--------------------------------------------------------------------
                                                                 369
--------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.9%
ESG RE Limited                                     9,600         144
Reinsurance Group of America                       8,200         289
--------------------------------------------------------------------
                                                                 433
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
REITS-APARTMENTS -- 0.2%
Pennsylvania Real Estate Investment Trust          5,000     $   105
--------------------------------------------------------------------
                                                                 105
--------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.3%
Duke Realty Investments                            7,200         162
--------------------------------------------------------------------
                                                                 162
--------------------------------------------------------------------
REITS-HOTEL/RESTAURANT -- 0.4%
Hospitality Properties Trust                       7,100         193
--------------------------------------------------------------------
                                                                 193
--------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Mack-Cali Realty                                   9,900         306
--------------------------------------------------------------------
                                                                 306
--------------------------------------------------------------------
REITS-REGIONAL MALLS -- 1.3%
CBL & Associates Properties                       19,000         501
Taubman Centers                                   10,100         133
--------------------------------------------------------------------
                                                                 634
--------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 1.2%
Federal Realty Investment Trust                    1,800          41
Glimcher Realty Trust                              5,100          83
JP Realty                                         22,600         465
--------------------------------------------------------------------
                                                                 589
--------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 0.2%
Prologis Trust                                     5,000         101
--------------------------------------------------------------------
                                                                 101
--------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.6%
Roslyn Bancorp                                    16,400         282
--------------------------------------------------------------------
                                                                 282
--------------------------------------------------------------------
TOTAL FINANCIAL (COST $7,279)                                  7,683
--------------------------------------------------------------------
HEALTH CARE -- 8.3%
MEDICAL-DRUGS -- 0.5%
Dura Pharmaceuticals*                             22,800         272
--------------------------------------------------------------------
                                                                 272
--------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 5.6%
Amerisource Health, Cl A*                         70,700       1,803
Bindly Western Industries                         25,467         587
Syncor International*                             11,000         396
--------------------------------------------------------------------
                                                               2,786
--------------------------------------------------------------------
OPTICAL SUPPLIES -- 0.5%
Wesley Jessen Visioncare*                          7,000         227
--------------------------------------------------------------------
                                                                 227
--------------------------------------------------------------------
THERAPEUTICS -- 0.8%
United Therapeutics*                              32,000         380
--------------------------------------------------------------------
                                                                 380
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
VETERINARY DIAGNOSTICS -- 0.9%
Veterinary Centers of America*                    34,000     $   461
--------------------------------------------------------------------
                                                                 461
--------------------------------------------------------------------
TOTAL HEALTH CARE (COST $4,536)                                4,126
--------------------------------------------------------------------
INDUSTRIAL -- 11.4%
BUILDING & CONSTRUCTION PRODUCTS-
 MISCELLANEOUS -- 2.8%
Dal-Tile International*                           22,300         254
Johns Manville                                    47,000         610
NCI Building Systems*                             24,600         526
--------------------------------------------------------------------
                                                               1,390
--------------------------------------------------------------------
BUILDING PRODUCTS AIR & HEATING -- 2.2%
York International                                25,100       1,075
--------------------------------------------------------------------
                                                               1,075
--------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.1%
Granite Construction                               2,200          64
--------------------------------------------------------------------
                                                                  64
--------------------------------------------------------------------
ELECTRIC PRODUCTS -- MISCELLANEOUS -- 1.7%
Ametek                                            15,300         352
C-Cube Microsystems*                              15,300         485
--------------------------------------------------------------------
                                                                 837
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
Benchmark Electronics*                            13,900         500
Kent Electronics*                                 11,400         226
--------------------------------------------------------------------
                                                                 726
--------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.3%
Vishay Intertechnology*                           32,000         672
--------------------------------------------------------------------
                                                                 672
--------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 1.1%
Albany International, Cl A                        26,100         542
--------------------------------------------------------------------
                                                                 542
--------------------------------------------------------------------
TRANSPORTATION-EQUIPMENT & LEASING -- 0.7%
Greenbrier Companies                               9,900         104
Willis Lease Finance*                             14,000         228
--------------------------------------------------------------------
                                                                 332
--------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $5,375)                                 5,638
--------------------------------------------------------------------
SERVICES -- 6.0%
COMMERCIAL SERVICES -- 1.6%
Central Parking                                   16,300         558
Plexus*                                            7,000         211
--------------------------------------------------------------------
                                                                 769
--------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.1%
Arctrade International*                           43,000         551
--------------------------------------------------------------------
                                                                 551
--------------------------------------------------------------------
HUMAN RESOURCES -- 2.9%
Personnel Group of America*                      116,700       1,167
RCM Technologies*                                 19,000         252
--------------------------------------------------------------------
                                                               1,419
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SECURITY SERVICES -- 0.4%
Kroll-O'Gara*                                     10,000     $   221
--------------------------------------------------------------------
                                                                 221
--------------------------------------------------------------------
TOTAL SERVICES (COST $2,561)                                   2,960
--------------------------------------------------------------------
TECHNOLOGY -- 20.6%
APPLICATIONS SOFTWARE -- 0.4%
IMRglobal*                                        10,400         200
--------------------------------------------------------------------
                                                                 200
--------------------------------------------------------------------
CIRCUITS -- 0.7%
Hadco*                                             8,200         326
--------------------------------------------------------------------
                                                                 326
--------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.2%
Nvidia*                                           31,700         606
--------------------------------------------------------------------
                                                                 606
--------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.1%
Ansys*                                            15,000         149
Parametric Technology*                            63,500         881
--------------------------------------------------------------------
                                                               1,030
--------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 3.8%
Mentor Graphics*                                  98,200       1,258
Saville Systems ADR*                              45,000         653
--------------------------------------------------------------------
                                                               1,911
--------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%
Hutchinson Technology*                             8,300         230
--------------------------------------------------------------------
                                                                 230
--------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
Informix*                                         20,000         171
Reynolds & Reynolds, Cl A                         13,500         315
Sterling Software*                                16,700         446
--------------------------------------------------------------------
                                                                 932
--------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
Cypress Semiconductor*                            17,500         289
Lattice Semiconductor*                             4,600         286
Novellus Systems*                                  5,000         341
Zoran*                                            35,000         586
--------------------------------------------------------------------
                                                               1,502
--------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.6%
Splash Technology*                                40,000         281
--------------------------------------------------------------------
                                                                 281
--------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 4.9%
Advanced Fibre Communication*                     41,200         644
Antec*                                            15,700         503
Excel Switching*                                   4,000         120
Plantronics*                                      13,000         847
Tekelec*                                          27,500         335
--------------------------------------------------------------------
                                                               2,449
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.1%
IDT*                                              25,400         565
-------------------------------------------------------------------
                                                                 565
--------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

--------------------------------------------------------------------
                                                          Market
                                                          Value
Description                                    Shares     (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
WIRELESS EQUIPMENT -- 0.4%
Powerwave Technology*                           5,400    $    174
--------------------------------------------------------------------
                                                              174
--------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $8,950)                             10,206
--------------------------------------------------------------------
TRANSPORTATION -- 3.3%
AIRLINES -- 2.2%
Mesaba Holdings*                               24,200         309
Midway Airlines*                               35,800         367
Skywest                                        16,000         399
--------------------------------------------------------------------
                                                            1,075
--------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 1.1%
Landstar System*                                3,500         126
Yellow*                                        24,700         438
--------------------------------------------------------------------
                                                              564
--------------------------------------------------------------------
TOTAL TRANSPORTATION (COST $1,947)                          1,639
--------------------------------------------------------------------
UTILITIES -- 0.9%
ELECTRIC-INTEGRATED -- 0.9%
Central Hudson Gas & Electric                     900          38
Idacorp                                         5,700         180
Puget Sound Energy                              9,100         218
--------------------------------------------------------------------
                                                              436
--------------------------------------------------------------------
TOTAL UTILITIES (COST $455)                                   436
--------------------------------------------------------------------
TOTAL COMMON STOCK (COST $45,868)                          48,457
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                 Face       Market
                                                Amount      Value
Description                                     (000)       (000)
--------------------------------------------------------------------
COMMON STOCK -- CONTINUED
REPURCHASE AGREEMENT -- 3.8%
Morgan Agency
 4.73%, dated 06/30/99, matures 07/01/99,
 repurchase price $1,885,905
 (collateralized
 by U.S. Government Obligations:
 total market value $1,944,781)(A)              $1,886     $  1,886
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT (COST $1,886)                      1,886
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4% (COST $47,754)                   50,343
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.4%)
Other Assets and Liabilities, Net                              (710)
--------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares -- $0.001 par value) based on
 4,146,726 outstanding shares of common
 stock                                                       45,065
Accumulated net investment loss                                 (23)
Accumulated net realized gain on
 investments                                                  2,002
Net unrealized appreciation on investments                    2,589
--------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                   49,633
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                           $  11.97
--------------------------------------------------------------------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (000)
June 30, 1999 (unaudited)

                                                                                                        PBHG
                                                                                                   LARGE CAP VALUE
                                                                                                      PORTFOLIO
                                                                                                   ---------------
ASSETS:
  Investment securities (Cost $44,496) at market value.............................................    $45,598
  Receivable for investments sold..................................................................     16,099
  Receivable for capital shares sold...............................................................         14
  Dividends and interest receivable................................................................         18
                                                                                                       -------
  Total assets.....................................................................................     61,729
                                                                                                       -------
LIABILITIES:
  Payable for investment securities purchased......................................................    (16,606)
  Payable for fund shares redeemed.................................................................        (85)
  Accrued Expenses.................................................................................        (32)
                                                                                                       -------
  Total liabilities................................................................................    (16,723)
                                                                                                       -------


NET ASSETS:
  Paid-in-capital (authorized 500 million shares -- $0.001 par value based on 2,886,916 outstanding
    shares of common stock.........................................................................     37,896
  Undistributed net investment income..............................................................        107
  Accumulated net realized gain on investments.....................................................      5,901
  Net unrealized appreciation on investments.......................................................      1,102
                                                                                                       -------
  Net assets.......................................................................................    $45,006
                                                                                                       =======
  Net Asset Value, Offering Price and Redemption Price Per Share...................................    $ 15.59
                                                                                                       =======


The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


STATEMENT OF OPERATIONS (000)
For the six month period ended June 30, 1999 (unaudited)

                                                                                     PBHG                        PBHG
                                                                     PBHG        TECHNOLOGY &       PBHG       LARGE CAP
                                                                   GROWTH II    COMMUNICATIONS    SELECT 20      VALUE
                                                                   PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                                   ---------    --------------    ---------    ---------
INVESTMENT INCOME:
  Dividends.....................................................    $     9        $     74        $   206      $   232
  Interest......................................................         43             363          1,073           50
                                                                    -------        --------        -------      -------
    Total Investment Income.....................................         52             437          1,279          282
                                                                    -------        --------        -------      -------
EXPENSES:
  Investment Advisory Fees......................................         87             571          1,677          115
  Administrative Fees...........................................         15             101            296           27
  Custodian Fees................................................          5               6              6            8
  Professional Fees.............................................          4               9             30            3
  Transfer Agent Fees...........................................         13              13             11           13
  Printing Fees.................................................          4              11             37            4
  Directors' Fees...............................................          1               7             27            3
  Amortization of Deferred Organizational Costs.................          1               1              1            1
  Insurance and Other Expenses..................................          1               2             --            2
                                                                    -------        --------        -------      -------
    Total Expenses..............................................        131             721          2,085          176
                                                                    -------        --------        -------      -------
  Waiver of Investment Advisory Fees............................         (8)             --             --           (1)
                                                                    -------        --------        -------      -------
  Advisory Fee Recaptured.......................................         --              14             28           --
                                                                    -------        --------        -------      -------
    Net Expenses................................................        123             735          2,113          175
                                                                    -------        --------        -------      -------
NET INVESTMENT INCOME (LOSS)....................................        (71)           (298)          (834)         107
                                                                    -------        --------        -------      -------
  Net Realized Gain from Security Transactions..................      3,915           8,091         26,892        5,126
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.................................................      1,011          37,708          7,941       (1,500)
                                                                    -------        --------        -------      -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................      4,926          45,799         34,833        3,626
                                                                    -------        --------        -------      -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $ 4,855        $ 45,501        $33,999      $ 3,733
                                                                    =======        ========        =======      =======

                                                                    PBHG
                                                                  SMALL CAP
                                                                    VALUE
                                                                  PORTFOLIO
                                                                  ---------
INVESTMENT INCOME:
  Dividends.....................................................   $   172
  Interest......................................................        44
                                                                   -------
    Total Investment Income.....................................       216
                                                                   -------
EXPENSES:
  Investment Advisory Fees......................................       199
  Administrative Fees...........................................        30
  Custodian Fees................................................         6
  Professional Fees.............................................         4
  Transfer Agent Fees...........................................        13
  Printing Fees.................................................         4
  Directors' Fees...............................................         2
  Amortization of Deferred Organizational Costs.................         1
  Insurance and Other Expenses..................................         2
                                                                   -------
    Total Expenses..............................................       261
                                                                   -------
  Waiver of Investment Advisory Fees............................       (22)
                                                                   -------
  Advisory Fee Recaptured.......................................        --
                                                                   -------
    Net Expenses................................................       239
                                                                   -------
NET INVESTMENT INCOME (LOSS)....................................       (23)
                                                                   -------
  Net Realized Gain from Security Transactions..................     3,052
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.................................................    (1,448)
                                                                   -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................     1,604
                                                                   -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $ 1,581
                                                                   =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

      PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)
For the six month period ended June 30, 1999 (unaudited) and the period ended December 31, 1998

                                                                                                                       PBHG
                                                                             PBHG                                     LARGE
                                                     PBHG                TECHNOLOGY &                PBHG              CAP
                                                  GROWTH II             COMMUNICATIONS            SELECT 20           VALUE
                                                  PORTFOLIO               PORTFOLIO               PORTFOLIO          PORTFOLIO
                                             --------------------    --------------------    --------------------    --------
                                             01/01/99    01/01/98    01/01/99    01/01/98    01/01/99    01/01/98    01/01/99
                                                TO          TO          TO          TO          TO          TO          TO
                                             06/30/99    12/31/98    06/30/99    12/31/98    06/30/99    12/31/98    06/30/99
                                             --------    --------    --------    --------    --------    --------    --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss).............   $    (71)   $    (93)   $   (298)   $    (95)   $   (834)   $   (204)   $    107
 Net Realized Gain (Loss) from Security
   Transactions...........................      3,915      (1,254)      8,091      (1,742)     26,892      (8,960)      5,126
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments..........      1,011       2,680      37,708       7,707       7,941      74,080      (1,500)
                                             --------    --------    --------    --------    --------    --------    --------
   Net Increase in Net Assets Resulting
     from Operations......................      4,855       1,333      45,501       5,870      33,999      64,916       3,733
                                             --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income....................         --          --          --          (3)         --          (3)         --
 Net Realized Gains from Security
   Transactions...........................         --          --          --          --          --          --          --
                                             --------    --------    --------    --------    --------    --------    --------
   Total Distributions....................         --          --          --          (3)         --          (3)         --
                                             --------    --------    --------    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued............................     15,060      18,276     206,254      31,082     123,477     294,062      25,389
 Shares Issued upon Reinvestment of
   Distributions..........................         --          --          --           3          --           3          --
 Shares Redeemed..........................     (8,918)    (11,524)    (16,091)    (13,576)    (60,940)    (48,669)     (6,402)
                                             --------    --------    --------    --------    --------    --------    --------
 Increase in Net Assets Derived from
   Capital Share Transactions.............      6,142       6,752     190,163      17,509      62,537     245,396      18,987
                                             --------    --------    --------    --------    --------    --------    --------
   Total Increase in Net Assets...........     10,997       8,085     235,664      23,376      96,536     310,309      22,720
                                             --------    --------    --------    --------    --------    --------    --------
NET ASSETS:
 Beginning of Period......................     18,321      10,236      32,493       9,117     317,926       7,617      22,286
                                             --------    --------    --------    --------    --------    --------    --------
 End of Period............................   $ 29,318    $ 18,321    $268,157    $ 32,493    $414,462    $317,926    $ 45,006
                                             --------    --------    --------    --------    --------    --------    --------
                                             --------    --------    --------    --------    --------    --------    --------
(A): SHARES ISSUED AND REDEEMED
 Shares Issued............................      1,156       1,725      11,804       2,749       7,274      22,732       1,761
 Shares Issued upon Reinvestment of
   Distributions..........................         --          --          --          --          --          --          --
 Shares Redeemed..........................       (716)     (1,102)       (942)     (1,263)     (3,586)     (3,983)       (435)
                                             --------    --------    --------    --------    --------    --------    --------
 Net Increase in Shares Outstanding.......        440         623      10,862       1,486       3,688      18,749       1,326
                                             --------    --------    --------    --------    --------    --------    --------
                                             --------    --------    --------    --------    --------    --------    --------


                                                                PBHG
                                                          SMALL CAP VALUE
                                                             PORTFOLIO
                                                        --------------------
                                            01/01/98    01/01/99    01/01/98
                                               TO          TO          TO
                                            12/31/98    06/30/99    12/31/98
                                            --------    --------    --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss).............  $     53    $    (23)   $    (47)
 Net Realized Gain (Loss) from Security
   Transactions...........................       905       3,052      (1,047)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments..........     2,553      (1,448)      3,853
                                            --------    --------    --------
   Net Increase in Net Assets Resulting
     from Operations......................     3,511       1,581       2,759
                                            --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income....................       (56)         --          (7)
 Net Realized Gains from Security
   Transactions...........................      (117)         --         (44)
                                            --------    --------    --------
   Total Distributions....................      (173)         --         (51)
                                            --------    --------    --------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued............................    22,710      18,666      48,005
 Shares Issued upon Reinvestment of
   Distributions..........................       173          --          51
 Shares Redeemed..........................    (5,495)    (14,654)    (16,045)
                                            --------    --------    --------
 Increase in Net Assets Derived from
   Capital Share Transactions.............    17,388       4,012      32,011
                                            --------    --------    --------
   Total Increase in Net Assets...........    20,726       5,593      34,719
                                            --------    --------    --------
NET ASSETS:
 Beginning of Period......................     1,560      44,040       9,321
                                            --------    --------    --------
 End of Period............................  $ 22,286    $ 49,633    $ 44,040
                                            --------    --------    --------
                                            --------    --------    --------
(A): SHARES ISSUED AND REDEEMED
 Shares Issued............................     1,853       1,689       4,363
 Shares Issued upon Reinvestment of
   Distributions..........................        12          --           5
 Shares Redeemed..........................      (453)     (1,335)     (1,464)
                                            --------    --------    --------
 Net Increase in Shares Outstanding.......     1,412         354       2,904
                                            --------    --------    --------
                                            --------    --------    --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
For the six month period ended June 30, 1999 (unaudited)
For a Share Outstanding Throughout Each Fiscal Year or Period

                        Net                                                                                Net
                       Asset                        Realized and      Distributions    Distributions      Asset
                       Value           Net           Unrealized         from Net           from           Value
                     Beginning     Investment      Gains or Losses     Investment         Capital          End       Total
                     of Period    Income (Loss)     on Securities        Income            Gains        of Period    Return
---------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------

1999**............    $ 11.63       ($0.02)             $2.94                 --           --            $14.55       25.11%+
1998..............      10.75        (0.06)              0.94                 --           --             11.63        8.19%
1997(1)...........      10.00         --                 0.75                 --           --             10.75        7.50%+

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------

1999(4)**.........    $ 13.76       ($0.04)             $6.56                 --           --            $20.28       47.38%+
1998..............    $ 10.41        (0.04)              3.39                 --           --             13.76       32.20%
1997(1)...........      10.00         --                 0.41                 --           --             10.41        4.10%+

------------------------
PBHG Select 20 Portfolio
------------------------

1999**............    $ 16.30       ($0.03)             $1.60                 --           --            $17.87        9.63%+
1998..............      10.03        (0.01)              6.28                 --           --             16.30       62.52%
1997(2)...........      10.00         --                 0.03                 --           --             10.03        0.30%+

------------------------------
PBHG Large Cap Value Portfolio
------------------------------

1999**............    $ 14.27        $0.04              $1.28                 --           --            $15.59        9.25%+
1998..............      10.43        (0.02)              3.98         $      (0.04)    $  (0.08)          14.27       37.96%
1997(3)...........      10.00         0.02               0.41                 --           --             10.43        4.30%+

------------------------------
PBHG Small Cap Value Portfolio
------------------------------

1999**............    $ 11.61         --                $0.36                 --           --            $11.97        3.10%+
1998..............      10.48       ($0.02)              1.16                 --       $  (0.01)          11.61       10.94%
1997(3)...........      10.00         0.01               0.47                 --           --             10.48        4.80%+




                                                                    Ratio        Ratio of Net
                        Net                                      of Expenses     Income (loss)
                       Assets        Ratio       Ratio of Net     to Average      to Average
                        End       of Expenses    Income (Loss)    Net Assets      Net Assets       Portfolio
                     of Period    to Average      to Average      (Excluding      (Excluding       Turnover
                       (000)      Net Assets      Net Assets       Waivers)        Waivers)          Rate
---------------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------

1999**............  $  29,318      1.20%*            (0.69)%*      1.28%*            (0.77)%*      195.53%
1998..............     18,321      1.20%             (0.64)%       1.54%             (0.98)%       228.09%
1997(1)...........     10,236      1.20%*            (0.11)%*      4.38%*            (3.29)%*       44.57%

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------

1999(4)**.........  $ 268,157      1.09%*            (0.44)%*      1.09%*            (0.44)%*      120.46%
1998..............     32,493      1.20%             (0.55)%       1.56%             (0.91)%       264.58%
1997(1)...........      9,117      1.20%*              0.37%*      5.09%*            (3.52)%*       69.34%

------------------------
PBHG Select 20 Portfolio
------------------------

1999**............  $ 414,462      1.07%*            (0.42)%*      1.07%*            (0.42)%*       67.31%
1998..............    317,926      1.20%             (0.18)%       1.21%             (0.19)%        48.79%
1997(2)...........      7,617      1.20%*              0.51%*      3.36%*            (1.65)%*       18.53%

------------------------------
PBHG Large Cap Value Portfolio
------------------------------

1999**............  $  45,006      0.99%*             0.61%*       1.00%*              0.60%*      509.34%
1998..............     22,286      1.00%              0.67%        1.47%               0.20%       635.10%
1997(3)...........      1,560      1.00%*             1.91%*       8.04%*            (5.13)%*       68.93%

------------------------------
PBHG Small Cap Value Portfolio
------------------------------

1999**............  $  49,633      1.20%*            (0.11)%*      1.31%*            (0.22)%*      148.80%
1998..............     44,040      1.20%             (0.15)%       1.46%             (0.41)%       293.90%
1997(3)...........      9,321      1.20%*              1.40%*      3.63%*            (1.03)%*       41.14%


  *  Annualized.
 **  For the six month period ended June 30, 1999.
  +  Total return has not been annualized.
(1)  The PBHG Growth II and the PBHG Technology & Communications Portfolios commenced operations on April 30, 1997.
(2)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.
(3)  The PBHG Large Cap Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.
(4)  Per share calculations were performed using average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
As of June 30, 1999 (unaudited)

1.  ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio which is classified as a non-diversified management investment company. The financial statements presented herein do not include the Large Cap Growth Portfolio or the Mid-Cap Value Portfolio, which are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At June 30, 1999, the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                                Percentage of            Number of
        Portfolio            Outstanding Shares     Insurance Companies
-------------------------    -------------------    -------------------
Growth II Portfolio               50%, 36%                   2
Technology &
 Communications Portfolio            86%                     1
Select 20 Portfolio                  91%                     1
Large Cap Value Portfolio            91%                     1
Small Cap Value Portfolio            94%                     1

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains, of each Portfolio, are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1998, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following accounts:

                                                Paid-In-Capital
                                                ---------------
    Growth II Portfolio                             $ 93,106
    Technology & Communications Portfolio           $ 95,178
    Select 20 Portfolio                             $203,690
    Small Cap Value Portfolio                       $ 46,830

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Technology & Communications and Select 20 Portfolios' average daily net assets, 0.65% of the Large Cap Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Technology & Communications, Select 20 and Small Cap Value Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At June 30, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

     Growth II Portfolio                             $142,464
     Technology & Communications
       Portfolio                                     $ 79,519
     Large Cap Value Portfolio                       $ 48,818
     Small Cap Value Portfolio                       $113,797


Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-advisor to the Large Cap Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Large Cap Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the first $2.5 billion of the average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services the Liquidity Desk received $16,732 for the six months ended June 30, 1999.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolios. For the six months ended June 30, 1999, PBHG Fund Services was paid $4,200 each by the Growth II, Technology & Communications, Select 20, Large Cap Value and Small Cap Value Portfolios for shareholder services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the six months ended June 30, 1999 were as follows:

                                                Purchases      Sales
                                                  (000)        (000)
                                                ---------     -------
Growth II Portfolio                               40,325       37,827
Technology & Communications Portfolio            324,330      153,613
Select 20 Portfolio                              267,754      234,079
Large Cap Value Portfolio                        191,019      171,468
Small Cap Value Portfolio                         64,750       59,196

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

At June 30, 1999 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at June 30, 1999 are as follows:

                                                                     Net
                                                                  Unrealized
                               Unrealized       Unrealized      Appreciation/
                              Appreciation     Depreciation     (Depreciation)
                                 (000)            (000)             (000)
                              ------------     ------------     --------------
Growth II Portfolio               4,385              441             3,944
Technology &
 Communications Portfolio        49,350            3,955            45,395
Select 20 Portfolio              84,940            2,719            82,221
Large Cap Value Portfolio         1,858              756             1,102
Small Cap Value Portfolio         4,827            2,238             2,589

The following Portfolios had capital loss carryforwards at December 31, 1998, that can be used to offset future capital gains:

                                     Capital Loss     Capital Loss
                                     Carryforward     Carryforward
                                        Expires          Expires
                                      12/31/2005       12/31/2006
                                     -------------    -------------
Growth II Portfolio                        267,017        1,186,723
Technology & Communications
 Portfolio                                  21,241        1,670,958
Select 20 Portfolio                         55,142        8,729,157
Small Cap Value Portfolio                       --          565,282

5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to (i) the Fund, and (ii) The PBHG Funds, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. No Portfolio had an outstanding borrowing at June 30, 1999. Listed below is the fund which had an outstanding balance during the six months ended June 30, 1999:

                               Maximum        Average       Daily Weighted
                                Amount      Outstanding        Average
                               Borrowed       Balance       Interest Rate
                               --------     -----------     --------------
Large Cap Value Portfolio      $300,000       $ 6,077           5.06%

                                     [LOGO]
                        PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                       Pilgrim Baxter & Associates, Ltd.


                                  Distributor
                       SEI Investments Distribution, Co.